UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 10, 2000
                                                          --------------


                  EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
                  ---------------------------------------------

             (Exact name of registrant as specified in its charter)


              Delaware                  0-15587              52-0991911
              --------                  -------              ----------

      (State or Other Jurisdiction    (Commission    I.R.S. Employer ID Number
           of Incorporation or        File Number)
               Organization)


             11019 McCormick Road, Hunt Valley, Maryland      21031
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               (Address of Principal Executive Offices)     (Zip Code)


      Registrant's telephone number, including area code    410/584-7000
                                                            ------------


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Item 5.  Other Events.

On April 10, 2000, EA Engineering, Science, and Technology, Inc. (the "Company") issued the following press release:

             EA CONCLUDES INVESTIGATION OF ACCOUNTING IRREGULARITIES
              Will Restate Earnings for Fiscal Years 1999 and 1998

Contacts:  Melissa L. Kunkel, Director of Marketing and Communications
           Tel. (410) 527-2442       Fax (410) 771-9148
           World Wide Web Site:  http://www.eaest.com

For Release:  Immediately upon receipt

BALTIMORE, MARYLAND, April 10, 2000... EA Engineering, Science, and Technology, Inc. (NASDAQ: EACO), today announced that the previously disclosed investigation of accounting irregularities has been concluded. The results of the investigation, conducted in association with the Company's current auditors, PricewaterhouseCoopers LLP, have isolated the restatements to fiscal years 1999 and 1998. As previously disclosed, the cumulative effect of the restatements will reduce earnings on a pre-tax basis by $1.4 million, or $0.14 per share after tax.

On April 7, 2000, Arthur Andersen LLP, who served as the Company's auditors through August 31, 1999, notified the Company by letter that its previously issued reports on the financial statements of the Company for the years ended August 31, 1999 and 1998 should no longer be relied upon. The Company has retained PricewaterhouseCoopers, LLP, to conduct the financial audit, the restatements of earnings, and the refiling of the Company's financial statements for the affected accounting periods. The Company expects that restated and audited historical financial statements will be issued by the filing of its fiscal 2000 third quarter results.

EA Engineering, Science, and Technology, Inc. is an international consulting firm specializing in the areas of energy, the environment, and health and safety. Through a network of more than 20 offices, EA provides scientific, engineering, economic, analytical, and management solutions for its corporate, utility, municipal, and Federal government clients.

Certain of the statements contained in this news release are forward-looking statements that involve risks and uncertainties, such as those related to the Company's contracts and other business risks, including general economic conditions, the effects of the Company's restructuring, and industry-wide market factors, as detailed from time to time in the Company's filings with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EA Engineering, Science, and Technology, Inc.
                                                 Registrant

Date: April 10, 2000             By:     /s/  Barbara L. Posner
                                    ------------------------------------------
                                      Barbara L. Posner
                                      Chief Financial Officer